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                                                                      EXHIBIT 16

                                POWER OF ATTORNEY

The undersigned,

1)    being officers and trustees/directors of:

      a) the Van Kampen Pace Fund (the "Pace Fund") a Delaware statutory trust,

      b) the Van Kampen Equity Trust (the "Equity Trust"), a Delaware statutory trust, and

      c) the Van Kampen Series Fund, Inc. (the "Series Fund"), a Maryland corporation, (individually, the Pace Fund, the Equity Trust, and the Series Fund are referred to herein as a "Fund" and collectively, the "Funds");

do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, the Registration Statement on Form N-14 of each Fund (including any and all amendments thereto) and any other document related thereto, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


        Signature                                         Title


    /s/ Ronald E. Robison                       President and Principal
-------------------------------                 Executive Officer
        Ronald E. Robison


    /s/ Stuart Schuldt                          Chief Financial Officer and
-------------------------------                 Treasurer
        Stuart Schuldt


    /s/ Stefanie Chang Yu                       Vice President and Secretary
-------------------------------
        Stefanie Chang Yu


    /s/ David C. Arch                           Trustee/Director/Managing
-------------------------------                 General Partner
        David C. Arch



    /s/ Jerry D. Choate                         Trustee/Director/Managing
-------------------------------                 General Partner
        Jerry D. Choate


    /s/ Rod Dammeyer                            Trustee/Director/Managing
-------------------------------                 General Partner
        Rod Dammeyer

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    /s/ Linda Hutton Heagy                      Trustee/Director/Managing
-------------------------------                 General Partner
        Linda Hutton Heagy


    /s/ R. Craig Kennedy                        Trustee/Director/Managing
-------------------------------                 General Partner
        R. Craig Kennedy


    /s/ Howard J Kerr                           Trustee/Director/Managing
-------------------------------                 General Partner
        Howard J Kerr


    /s/ Jack E. Nelson                          Trustee/Director/Managing
-------------------------------                 General Partner
        Jack E. Nelson


    /s/ Hugo F. Sonnenschein                    Trustee/Director/Managing
-------------------------------                 General Partner
        Hugo F. Sonnenschein


    /s/ Wayne W. Whalen                         Trustee/Director/Managing
-------------------------------                 General Partner
        Wayne W. Whalen


    /s/ Suzanne H. Woolsey                      Trustee/Director/Managing
-------------------------------                 General Partner
        Suzanne H. Woolsey